Filed under Rules 497(e) and 497(k)

Registration No. 333-08653

SEASONS SERIES TRUST

SA Multi-Managed International Equity Portfolio

(the “Portfolio”)

Supplement dated March 29, 2024

to the Portfolio’s Summary Prospectus and Prospectus dated

July 28, 2023, as supplemented and amended to date

Raymond A. Mills has announced his retirement from T. Rowe Price Associates, Inc. (“T. Rowe Price”) at the end of 2024. Mr. Mills will continue to serve on the portfolio management team of the Portfolio until his retirement. In order to provide continuity, Elias Chrysostomou will transition from associate portfolio manager to co-portfolio manager of the Portfolio effective April 1, 2024 (the “Effective Date”), and on January 1, 2025, will become the sole portfolio manager for the T. Rowe Price-managed sleeve of the Portfolio. As Mr. Chrysostomou is an employee of TRP International (“TRPIL”), a wholly owned subsidiary of T. Rowe Price, T. Rowe Price has requested approval of a new Sub-Subadvisory Agreement (the “Sub-Subadvisory Agreement”) between T. Rowe Price and TRPIL. TRPIL is a corporation organized and existing under the laws of the United Kingdom.

At a meeting held on March 20, 2024, the Board of Trustees of Seasons Series Trust (the “Board”) approved the Sub-Subadvisory Agreement, which will become effective on the Effective Date.

The Board has the authority, pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote under certain conditions. Shareholders of record as of the close of business on the Effective Date will receive a notice that explains how to access an Information Statement, which will include more information about TRPIL and the Sub-Subadvisory Agreement.

The following changes are made to the Summary Prospectus and Prospectus as of the Effective Date:

The paragraph in the subsection of the Summary Prospectus entitled “Investment Adviser” and in the subsection of the Prospectus entitled “Portfolio Summary: SA Multi-Managed International Equity Portfolio – Investment Adviser” is deleted in its entirety and replaced with the following:

The Portfolio’s investment adviser is SunAmerica. The Portfolio is subadvised by SIMNA and T. Rowe Price Associates, Inc. (“T. Rowe Price”). The Portfolio is sub-subadvised by T. Rowe Price International Ltd. SunAmerica passively manages a portion of the Portfolio. The portfolio managers are noted below.

In the same subsection, in the table under the heading “Portfolio Managers,” the following is added under T. Rowe Price:

Name and Title	Portfolio Manager of the Portfolio Since

Elias Chrysostomou, CFA Vice President and Co-Portfolio Manager	April 2024

In the section of the Prospectus entitled “Management,” under the heading “Information about the Subadvisers,” the following information is added after “T. Rowe Price Associates, Inc. (“T. Rowe Price”)”:

T. Rowe Price International Ltd. (“TRPIL”) is located at 60 Queen Victoria Street, London, United Kingdom. TRPIL is a UK corporation, organized in 2000 and a wholly owned subsidiary of T. Rowe Price. TRPIL is a registered investment adviser under the Investment Advisers Act of 1940 and is also authorized and regulated by the UK Financial Conduct Authority.

A portion of the SA Multi-Managed International Equity Portfolio is managed by Elias Chrysostomou, CFA. Mr. Chrysostomou serves as Portfolio Manager and Vice President in the International Core Equity Strategy in the International Equity Division. He joined TRPIL in 2019, beginning in the Equity Division and his investment management experience dates back to 2002.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary Prospectus or Prospectus, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-812546-IE1.2 (4/24)